UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-02280)

Exact name of registrant as specified in charter:	Putnam Convertible Securities Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2021

Date of reporting period:	November 1, 2020 – October 31, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Convertible Securities Fund

Annual report
10 | 31 | 21

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PCONX

Putnam
Convertible Securities
Fund

Annual report
10 | 31 | 21

Message from the Trustees

December 9, 2021

Dear Fellow Shareholder:

In 2021, the stock market had another above-average year. Corporate earnings rose as the economy reopened and stimulus policies helped increase demand. Bonds, on the other hand, had a subpar year amid higher inflation. To respond to inflation risk, in part, the U.S. Federal Reserve has begun to reduce its monthly asset purchases, a program put in place during the Covid-19 pandemic.

Changes and opportunities lie ahead. In November, Congress passed the bipartisan Infrastructure Investment and Jobs Act. It will increase funding for roads, ports, rail, and other projects in the coming decade.

As companies continue to adapt to the pandemic, many of them face new challenges, like rebuilding supply chains, hiring workers, and addressing climate risk. Amid all of it, Putnam’s researchers will be actively looking for potential investments to meet the goals of your fund.

Thank you for investing with Putnam.

Two different investment objectives — seeking current income and seeking capital appreciation potential — typically dictate an investor’s preference for bonds or stocks. But with Putnam Convertible Securities Fund, investors can pursue both of these objectives at the same time.

Hybrid securities with the characteristics of stocks and bonds

Typically issued as bonds or preferred stock, convertibles offer investors exposure to the underlying equity of the security. This feature allows investors to profit from the potential price appreciation of the convertible issuer’s underlying stock. At the same time, convertibles offer both income potential and downside protection through their fixed-income characteristics.

Convertibles have helped investors participate in stock market rallies and avoid the worst of major stock declines (7/1/95–10/31/21)

Source: Putnam, as of 10/31/21. All returns are annualized. Index performance is not indicative of Putnam fund performance or a guarantee of future results. You cannot invest in an index.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

2 Convertible Securities Fund

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 9–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Lipper peer group average provided by Lipper, a Refinitiv company.

* The fund’s benchmark, the ICE BofA U.S. Convertible Index, was introduced on 12/31/87, which post-dates the inception of the fund’s class A shares. The Lipper category average return for the life-of-fund period is not shown because the fund was the sole member of the category over that period.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/21. See above and pages 9–12 for additional fund performance information. Index descriptions can be found on pages 15–16.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Convertible Securities Fund 3

Please describe the market environment for the 12-month reporting period ended October 31, 2021.

ROB Risk assets performed very well due to medical advancements to stem the Covid-19 pandemic, low interest rates, and fiscal stimulus. Convertible securities generated some of the strongest gains, given their hybrid stock/bond structure that allowed them to rally in response to the strength of their underlying equities. Conversely, longer-term U.S. Treasuries and other government securities lagged in an environment of sharply rising bond yields during the first quarter of 2021 and again in September 2021. The ICE BofA U.S. Convertible Index — the fund’s benchmark — rose 32.95%. The S&P 500 Index and the Bloomberg U.S. Aggregate Bond Index, a broad measure of U.S. fixed-income markets, returned 42.91% and -0.48%, respectively.

How did the fund perform during the reporting period?

ANTHONY The fund’s class A share performance at net asset value was 26.41%, which underper-formed the benchmark but outperformed the average return of its Lipper peer group.

4 Convertible Securities Fund

Allocations are shown as a percentage of the fund’s net assets as of 10/31/21. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 10/31/21. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

Convertible Securities Fund 5

At the sector level, underweight positioning and security selection within the financials sector was the top contributor to relative performance. Underweight exposure and security selection within consumer staples plus security selection within communication services also added to performance.

Security selection within the consumer discretionary sector was the largest detractor from relative performance. This was primarily due to our decision to underweight investments in Tesla, particularly during the first few months of the period when the underlying equity soared. Overweight positioning and security selection within technology also detracted from the fund’s relative returns. This was due to a cyclical rotation from large-cap growth stocks to more value-oriented stocks during the early months of the period when the fund had an overweight position in the sector. Meanwhile, positioning and security selection within industrials detracted from relative performance as value-oriented sectors, including industrials, performed well early in the period when the fund had an underweight position to the sector.

What investments aided the fund’s performance?

ROB Information technology [IT], which touches every aspect of our lives from health care to shopping online, was one of the top-performing sectors during the period on an absolute basis. Advancements in IT are helping businesses grow by maximizing productivity and achieving cost savings. Within the software industry, the fund’s out-of-benchmark investments in Sea, a global consumer internet company, and overweight exposure to Cloudflare, a U.S. web infrastructure and website security company, were top performers.

The fund also saw strong performance from its positioning within financials, particularly its underweight exposure to rate-sensitive securities such as bank convertible preferred securities. Accordingly, the fund’s underweight exposure to Bank of America convertible preferred securities proved advantageous when interest rates were rising.

What investments detracted from returns relative to the benchmark?

ANTHONY Our decision to underweight investments in Tesla relative to the benchmark was the biggest detractor from performance, given the strong outperformance of the underlying equity, which rose 180% during the period. In December 2020, the stock was added to the S&P 500 Index, which increased interest in the company. Although the fund remained underweight the convertible, it became less so relative to the benchmark as the period progressed. This was due to Tesla’s weighting in the benchmark decreasing during 2021 in response to conversions to the underlying stock and convertibles maturing.

The fund’s underweight investments in Dexcom weighed on performance due to the strength of the underlying equity. Dexcom provides continuous glucose monitoring systems to help individuals control their diabetes. In the later part of the period, the company raised its full-year revenue and margin guidance for 2021. The stock also benefited from momentum investing, which occurs when investors buy securities that are rising and sell them when they look like they have peaked.

The fund’s overweight exposure to RingCentral was another disappointment. RingCentral provides businesses with different cloud-based business communications solutions, including message, video, phone, and contact service centers. Despite solid earnings results early in the period, the underlying equity traded down at the end of the period. RingCentral was a big

6 Convertible Securities Fund

Covid-19 beneficiary last year as workers shifted to working from home. Despite strong fundamentals, investors sold stocks of companies that flourished during the pandemic and invested in reopening plays such as companies in the travel, leisure, and retail industries.

What is your outlook for the coming months?

ROB Our near-term outlook for equities and corporate credit is constructive. Continued progress with vaccinations and in the recovery of the U.S. economy since reopening provides a positive backdrop for risk assets in general, in our view. At the same time, we are mindful of certain risks that could lead to bouts of market volatility. We believe the biggest unknown is how Covid-19 and its variants will affect growth expectations in the coming months. We are also keeping a close eye on wage inflation, commodity price increases, and supply chain disruptions, which are affecting a range of industries, from technology to consumer products, and could weigh on fourth-quarter 2021 corporate earnings results.

Regarding the growth-to-value rotation, we believe uncertainty over a sustained pace of U.S. growth and vaccine proliferation may continue the pause in the rotation into the more value-oriented and cyclical companies. As such, we believe it is important to strike a balance between the fund’s exposure to growth and value stocks during this transition period.

ANTHONY Our view of the convertibles market is positive. We believe corporate fundamentals remain very strong. Revenue and earnings are up 18.5% and 39.5%, respectively, for the third quarter of 2021. This has helped push many equity indexes and the convertibles market up over 20% and 10%, respectively, year to date through October 31, 2021.

The convertibles market is also more balanced than it was at the beginning of the year as measured by delta [equity sensitivity], in our view. The delta of the U.S. convertibles market has declined recently due to the active new-issue market. Lower-delta new issues are entering the market as higher-delta securities are converted into common stock. Furthermore, if economic growth continues

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Convertible Securities Fund 7

to be robust and interest rates rise, history indicates that convertibles could perform well given the constructive backdrop for equities and the naturally low duration of the asset class. [Convertible securities tend to have lower duration, or price sensitivity, to rising rates than other fixed-income assets.] Ultimately, we believe U.S. convertibles offer a balanced vehicle for exposure to a variety of growth and value companies along with an attractive yield.

Thank you, gentlemen, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Of special interest

The fund’s quarterly dividend rate was reduced from $0.086 to $0.032 in March 2021 per class A share. This reduction was due to a decrease in income as a result of the low interest-rate environment, and yields falling fairly significantly. While fund holdings appreciated, these gains did not produce an increase in income in the fund. The investment team continues to seek equal emphasis on current income and capital appreciation. Similar reductions were made to other share classes.

8 Convertible Securities Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2021, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class I, R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (6/29/72)
Before sales charge	10.35%	222.84%	12.43%	121.87%	17.28%	87.08%	23.22%	26.41%
After sales charge	10.21	204.27	11.77	109.12	15.90	76.32	20.81	19.14
Class B (7/15/93)
Before CDSC	10.16	203.99	11.76	113.74	16.41	82.97	22.31	25.49
After CDSC	10.16	203.99	11.76	111.74	16.19	79.97	21.64	20.49
Class C (7/26/99)
Before CDSC	10.21	203.99	11.76	113.68	16.40	82.89	22.29	25.46
After CDSC	10.21	203.99	11.76	113.68	16.40	82.89	22.29	24.46
Class I (3/3/15)
Net asset value	10.49	233.89	12.81	126.19	17.73	89.22	23.69	26.87
Class R (12/1/03)
Net asset value	10.07	214.78	12.15	119.11	16.99	85.69	22.91	26.08
Class R6 (5/22/18)
Net asset value	10.48	231.77	12.74	125.25	17.63	88.87	23.61	26.82
Class Y (12/30/98)
Net asset value	10.47	231.00	12.72	124.73	17.58	88.49	23.53	26.73

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class I, R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class I and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class I and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

Convertible Securities Fund 9

Comparative index returns For periods ended 10/31/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
ICE BofA U.S. Convertible
Index	—*	272.08%	14.04%	134.57%	18.59%	91.53%	24.19%	32.95%
Lipper Convertible
Securities Funds category	—†	214.08	11.97	119.84	16.83	82.84	22.07	26.16
average

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Lipper peer group average provided by Lipper, a Refinitiv company.

* The fund’s benchmark, the ICE BofA U.S. Convertible Index, was introduced on 12/31/87, which post-dates the inception of the fund’s class A shares.

† Over the 1-year, 3-year, 5-year, and 10-year periods ended 10/31/21, there were 76, 73, 70, and 53 funds, respectively, in this Lipper category. The Lipper category average return for the life-of-fund period is not shown because the fund was the sole member of the category over that period.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $30,399, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class I, R, R6, and Y shares would have been valued at $33,389, $31,478, $33,177, and $33,100, respectively.

10 Convertible Securities Fund

Fund price and distribution information For the 12-month period ended 10/31/21

Distributions	Class A		Class B	Class C	Class I	Class R	Class R6	Class Y
Number	4		1	1	4	4	4	4
Income	$0.182		$0.023	$0.025	$0.290	$0.103	$0.278	$0.262
Capital gains
Long-term gains	2.432		2.432	2.432	2.432	2.432	2.432	2.432
Short-term gains	0.964		0.964	0.964	0.964	0.964	0.964	0.964
Total	$3.578		$3.419	$3.421	$3.686	$3.499	$3.674	$3.658
	Before	After	Net	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value	value
10/31/20	$30.49	$32.35	$29.74	$30.06	$30.52	$30.33	$30.48	$30.47
10/31/21	34.68	36.80	33.65	34.04	34.73	34.47	34.68	34.66
	Before	After	Net	Net	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	asset	asset	asset	asset
(end of period)	charge	charge	value	value	value	value	value	value
Current dividend rate[1]	0.37%	0.35%	—%	—%	0.70%	0.12%	0.67%	0.61%
Current 30-day
SEC yield[2]	N/A	–0.06	–0.79	–0.79	0.28	–0.31	0.23	0.18

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at end of period.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Convertible Securities Fund 11

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (6/29/72)
Before sales charge	10.29%	233.81%	12.81%	110.88%	16.09%	69.38%	19.20%	21.28%
After sales charge	10.16	214.61	12.14	98.75	14.73	59.64	16.87	14.31
Class B (7/15/93)
Before CDSC	10.11	214.29	12.13	103.18	15.23	65.64	18.32	20.40
After CDSC	10.11	214.29	12.13	101.18	15.00	62.64	17.60	15.40
Class C (7/26/99)
Before CDSC	10.16	214.36	12.14	103.17	15.23	65.62	18.32	20.39
After CDSC	10.16	214.36	12.14	103.17	15.23	65.62	18.32	19.39
Class I (3/3/15)
Net asset value	10.44	245.24	13.19	114.96	16.54	71.24	19.64	21.69
Class R (12/1/03)
Net asset value	10.02	225.58	12.53	108.26	15.80	68.09	18.90	20.98
Class R6 (5/22/18)
Net asset value	10.43	243.13	13.12	114.12	16.45	71.02	19.59	21.68
Class Y (12/30/98)
Net asset value	10.42	242.33	13.10	113.62	16.39	70.67	19.50	21.59

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class I	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 10/31/20	1.04%	1.79%	1.79%	0.68%	1.29%	0.72%	0.79%
Annualized expense ratio for the
six-month period ended 10/31/21*	1.00%	1.75%	1.75%	0.66%	1.25%	0.70%	0.75%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

12 Convertible Securities Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 5/1/21 to 10/31/21. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class I	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.12	$8.94	$8.94	$3.38	$6.40	$3.59	$3.84
Ending value (after expenses)	$1,031.30	$1,027.50	$1,027.50	$1,033.20	$1,030.00	$1,033.10	$1,032.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (184); and then dividing that result by the number of days in the year (365).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 10/31/21, use the following calculation method. To find the value of your investment on 5/1/21, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class I	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.09	$8.89	$8.89	$3.36	$6.36	$3.57	$3.82
Ending value (after expenses)	$1,020.16	$1,016.38	$1,016.38	$1,021.88	$1,018.90	$1,021.68	$1,021.42

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (184); and then dividing that result by the number of days in the year (365).

Convertible Securities Fund 13

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, asset class, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

These risks are generally greater for convertible securities issued by small and/or midsize companies. Convertible securities’ prices may be adversely affected by underlying common stock price changes. While convertible securities tend to provide higher yields than common stocks, the higher yield may not protect against the risk of loss or mitigate any loss associated with a convertible security’s price decline. Convertible securities are subject to credit risk, which is the risk that an issuer of the fund’s investments may default on payment of interest or principal. Credit risk is generally greater for below-investment-grade convertible securities. Convertible securities may be less sensitive to interest-rate changes than non-convertible bonds because of their structural features (e.g., convertibility, “put” features). Interest-rate risk is generally greater, however, for longer-term bonds and convertible securities whose underlying stock price has fallen significantly below the conversion price.

Our investment techniques, analyses, and judgments may not produce the intended outcome, and the investments we select for the fund may not perform as well as other securities that were not selected for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund. You can lose money by investing in the fund.

14 Convertible Securities Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class I shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to institutional clients and other investors who meet minimum investment requirements.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

ICE BofA U.S. Convertible Index is an unmanaged index of high-yield U.S. convertible securities.

S&P 500® Index is an unmanaged index of common stock performance.

Convertible Securities Fund 15

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

16 Convertible Securities Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2021, Putnam employees had approximately $584,000,000 and the Trustees had approximately $82,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in April 2021. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2020 through December 2020. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2020. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the Covid-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

Convertible Securities Fund 17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18 Convertible Securities Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2021, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2021, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2021 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2021. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newly

Convertible Securities Fund 19

launched or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2020. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2020. Putnam Management and PSERV have agreed to maintain these expense limitations until at least February 28, 2023. Putnam Management and PSERV’s commitment to these expense limitation arrangements, which were intended to support an effort to have fund expenses meet competitive standards, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2020. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2020 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution and investor servicing

20 Convertible Securities Fund

contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for the Putnam funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including defined benefit pension and profit-sharing plans, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s newly launched exchange-traded funds. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, The Putnam Funds generally performed well in 2020, which Putnam Management characterized as a challenging year with significant volatility and varied market dynamics. On an asset-weighted basis, the Putnam funds ranked in the second quartile of their peers as determined by Lipper Inc. (“Lipper”) for the year ended December 31, 2020 and, on an asset-weighted-basis, delivered a gross return that was 2.3% ahead of their benchmarks in 2020. In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In this regard, the Trustees observed that The Putnam Funds’ relative performance, as reported in the Barron’s/Lipper Fund Families survey, continued to be exceptionally strong over the long term, with The Putnam Funds ranking as the 3rd best performing mutual fund complex out of 44 complexes for the ten-year period, with 2020 marking the fourth consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees noted that The Putnam Funds’ performance was solid over the one- and five-year periods, with The Putnam Funds ranking 22nd out of 53 complexes and 14th out of 50 complexes, respectively. In addition to the Barron’s/Lipper Fund Families Survey, the Trustees also considered the funds’ ratings assigned by Morningstar Inc., noting that 26 of the funds were four- or five-star rated at the end of 2020 (representing an increase of four funds year-over-year) and that this included seven funds that had achieved a five-star rating (representing an increase of two funds year-over-year). They also

Convertible Securities Fund 21

noted, however, the disappointing investment performance of some funds for periods ended December 31, 2020 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds and evaluate whether additional actions to address areas of underperformance may be warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Convertible Securities Funds) for the one-year, three-year and five-year periods ended December 31, 2020 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd
Three-year period	3rd
Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2020, there were 76, 71 and 69 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2020 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

22 Convertible Securities Fund

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Convertible Securities Fund 23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Putnam Convertible Securities Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Convertible Securities Fund (the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the two years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the two years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 12, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 9, 2021

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

24 Convertible Securities Fund

The fund’s portfolio 10/31/21

CONVERTIBLE BONDS AND NOTES (77.8%)*	Principal amount	Value
Airlines (2.1%)
JetBlue Airways Corp. 144A cv. sr. unsec. notes 0.50%, 4/1/26	$7,215,000	$6,927,961
Southwest Airlines Co. cv. sr. unsec. notes 1.25%, 5/1/25	10,718,000	15,045,393
		21,973,354
Automotive (2.2%)
Ford Motor Co. 144A cv. sr. unsec. notes zero %, 3/15/26	10,685,000	12,639,146
Tesla, Inc. cv. sr. unsec. notes 2.00%, 5/15/24	552,000	9,902,880
		22,542,026
Biotechnology (4.5%)
Exact Sciences Corp. cv. sr. unsec. sub. notes 0.375%, 3/1/28	10,005,000	10,705,350
Guardant Health, Inc. 144A cv. sr. unsec. sub. notes zero %, 11/15/27	6,390,000	7,037,242
Halozyme Therapeutics, Inc. 144A cv. sr. unsec. notes 0.25%, 3/1/27	5,380,000	4,759,291
Innoviva, Inc. cv. sr. unsec. notes 2.50%, 8/15/25	4,435,000	5,432,238
Insmed, Inc. cv. sr. unsec. sub. notes 0.75%, 6/1/28	3,330,000	3,878,120
Ironwood Pharmaceuticals, Inc. cv. sr. unsec. notes 1.50%, 6/15/26	5,830,000	6,970,494
NeoGenomics, Inc. cv. sr. unsec. notes 0.25%, 1/15/28	8,740,000	8,827,412
		47,610,147
Cable television (4.0%)
Cable One, Inc. 144A company guaranty cv. sr. unsec. notes 1.125%, 3/15/28	6,710,000	6,572,169
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	5,277,000	5,376,399
DISH Network Corp. 144A cv. sr. unsec. notes zero %, 12/15/25	4,410,000	5,060,607
Liberty Broadband Corp. 144A cv. sr. unsec. bonds 1.25%, 9/30/50	7,050,000	7,016,209
Liberty Media Corp. cv. sr. unsec. bonds 1.375%, 10/15/23	3,306,000	4,779,315
Liberty Media Corp. cv. sr. unsec. unsub. bonds 0.50%, 12/1/50	5,116,000	6,518,411
Liberty Media Corp. 144A cv. sr. unsec. unsub. bonds 2.75%, 12/1/49	6,873,000	7,087,438
		42,410,548
Commercial and consumer services (4.4%)
Booking Holdings, Inc. cv. sr. unsec. notes 0.75%, 5/1/25	6,445,000	9,561,112
Expedia Group, Inc. 144A company guaranty cv. sr. unsec. unsub. notes zero %, 2/15/26	5,968,000	6,442,983
Shift4 Payments, Inc. 144A cv. sr. unsec. sub. notes zero %, 12/15/25	7,103,000	7,702,493
Square, Inc. cv. sr. unsec. notes 0.125%, 3/1/25	4,395,000	9,410,841
Square, Inc. 144A cv. sr. unsec. sub. notes 0.25%, 11/1/27	11,326,000	13,683,519
		46,800,948
Computers (10.0%)
Akamai Technologies, Inc. cv. sr. unsec. notes 0.375%, 9/1/27	10,321,000	11,320,847
Bentley Systems, Inc. 144A cv. sr. unsec. sub. notes 0.375%, 7/1/27	7,489,000	7,573,072
BigCommerce Holdings, Inc. 144A cv. sr. unsec. notes 0.25%, 10/1/26	6,634,000	6,561,840
Box, Inc. 144A cv. sr. unsec. notes zero %, 1/15/26	5,882,000	6,999,580
Cloudflare, Inc. 144A cv. sr. unsec. notes zero %, 8/15/26	11,491,000	14,463,240
CyberArk Software, Ltd. cv. sr. unsec. notes zero %, 11/15/24 (Israel)	4,795,000	6,200,415
Datadog, Inc. cv. sr. unsec. notes 0.125%, 6/15/25	4,015,000	7,603,523

Convertible Securities Fund 25

CONVERTIBLE BONDS AND NOTES (77.8%)* cont.	Principal amount	Value
Computers cont.
Envestnet, Inc. 144A cv. company guaranty sr. unsec. notes 0.75%, 8/15/25	$5,289,000	$5,394,780
Five9, Inc. cv. sr. unsec. notes 0.50%, 6/1/25	2,847,000	3,808,483
Lumentum Holdings, Inc. cv. sr. unsec. notes 0.50%, 12/15/26	6,030,000	6,557,625
RingCentral, Inc. cv. sr. unsec. notes zero %, 3/1/25	9,111,000	9,344,469
Splunk, Inc. cv. sr. unsec. notes 1.125%, 6/15/27	8,550,000	8,929,406
Zscaler, Inc. cv. sr. unsec. notes 0.125%, 7/1/25	4,560,000	9,836,681
		104,593,961
Consumer finance (0.7%)
SoFi Technologies, Inc. 144A cv. sr. unsec. notes zero %, 10/15/26	6,314,210	7,389,201
		7,389,201
Consumer goods (0.7%)
Beauty Health Co. (The) 144A cv. sr. unsec. sub. notes 1.25%, 10/1/26	6,503,000	7,381,082
		7,381,082
Consumer services (7.8%)
Airbnb, Inc. 144A cv. sr. unsec. sub. notes zero %, 3/15/26	9,497,000	9,297,666
Etsy, Inc. 144A cv. sr. unsec. notes 0.25%, 6/15/28	8,840,000	11,291,980
Fiverr International, Ltd. cv. sr. unsec. notes zero %, 11/1/25 (Israel)	4,733,000	5,180,445
IAC Financeco 2, Inc. 144A cv. company guaranty sr. unsec. notes 0.875%, 6/15/26	6,138,000	11,150,184
Lyft, Inc. cv. sr. unsec. notes 1.50%, 5/15/25	3,010,000	4,181,815
Sea, Ltd. cv. sr. unsec. unsub. notes 0.25%, 9/15/26 (Singapore)	7,832,000	8,225,362
Uber Technologies, Inc. 144A cv. sr. unsec. notes zero %, 12/15/25	9,251,000	8,899,702
Wayfair, Inc. cv. sr. unsec. notes 0.625%, 10/1/25	9,550,000	9,407,610
Zillow Group, Inc. cv. sr. unsec. notes 2.75%, 5/15/25	7,887,000	13,733,633
		81,368,397
Electronics (1.6%)
Microchip Technology, Inc. cv. sr. unsec. sub. notes 1.625%, 2/15/27	3,677,000	8,066,654
ON Semiconductor Corp. 144A cv. sr. unsec. notes zero %, 5/1/27	7,349,000	8,832,763
		16,899,417
Energy (other) (1.9%)
Enphase Energy, Inc. 144A cv. sr. unsec. notes zero %, 3/1/28	4,890,000	5,481,013
SolarEdge Technologies, Inc. cv. sr. unsec. notes zero %, 9/15/25 (Israel)	5,614,000	8,299,050
Sunrun, Inc. 144A cv. sr. unsec. notes zero %, 2/1/26	6,646,000	6,051,309
		19,831,372
Entertainment (3.2%)
IMAX Corp. 144A cv. sr. unsec. unsub. notes 0.50%, 4/1/26 (Canada)	6,951,000	6,862,309
NCL Corp, Ltd. cv. company guaranty sr. unsec. notes 5.375%, 8/1/25	3,944,000	6,569,431
Royal Caribbean Cruises, Ltd. 144A cv. sr. unsec. notes 2.875%, 11/15/23	8,826,000	11,027,325
Vail Resorts, Inc. 144A cv. sr. unsec. sub. notes zero %, 1/1/26	7,880,000	8,654,186
		33,113,251
Gaming and lottery (0.9%)
DraftKings, Inc. 144A cv. sr. unsec. unsub. notes zero %, 3/15/28	10,717,000	9,344,592
		9,344,592

26 Convertible Securities Fund

CONVERTIBLE BONDS AND NOTES (77.8%)* cont.	Principal amount	Value
Health care services (1.3%)
Brookdale Senior Living, Inc. 144A cv. sr. unsec. unsub. notes 2.00%, 10/15/26	$5,752,000	$6,351,289
Teladoc Health, Inc. cv. sr. unsec. sub. notes 1.25%, 6/1/27	7,290,000	7,458,399
		13,809,688
Homebuilding (0.5%)
Winnebago Industries, Inc. cv. sr. unsec. notes 1.50%, 4/1/25	4,060,000	5,199,986
		5,199,986
Machinery (0.8%)
Middleby Corp. (The) cv. sr. unsec. notes 1.00%, 9/1/25	5,336,000	8,034,874
		8,034,874
Manufacturing (0.9%)
John Bean Technologies Corp. 144A cv. sr. unsec. notes 0.25%, 5/15/26	8,322,000	8,990,341
		8,990,341
Medical technology (5.2%)
China Medical Technologies, Inc. cv. sr. unsec. bonds Ser. CMT, 4.00%, 8/15/22, (China) (In default) † F	3,213,000	205,632
China Medical Technologies, Inc. 144A cv. sr. unsec. notes 6.25%, 12/17/21, (China) (In default) † F	3,544,000	198,464
CONMED Corp. cv. sr. unsec. notes 2.625%, 2/1/24	4,035,000	6,910,139
Envista Holdings Corp. cv. sr. unsec. notes 2.375%, 6/1/25	2,853,000	5,563,932
Insulet Corp. cv. sr. unsec. notes 0.375%, 9/1/26	3,924,000	5,820,514
Integra LifeSciences Holdings Corp. cv. sr. unsec. notes 0.50%, 8/15/25	4,696,000	5,091,873
Natera, Inc. cv. sr. unsec. notes 2.25%, 5/1/27	1,946,000	5,957,531
Novocure, Ltd. 144A cv. sr. unsec. notes zero %, 11/1/25 (Jersey)	4,176,000	4,253,060
Omnicell, Inc. cv. sr. unsec. notes 0.25%, 9/15/25	4,319,000	8,023,557
Repligen Corp. cv. sr. unsec. notes 0.375%, 7/15/24	2,010,000	5,086,506
Tandem Diabetes Care, Inc. 144A cv. sr. unsec. notes 1.50%, 5/1/25	4,947,000	6,891,666
		54,002,874
Oil and gas (2.0%)
EQT Corp. cv. sr. unsec. notes 1.75%, 5/1/26	3,995,000	6,243,439
Pioneer Natural Resources Co. cv. sr. unsec. notes 0.25%, 5/15/25	8,065,000	14,253,018
		20,496,457
Pharmaceuticals (1.8%)
DexCom, Inc. cv. sr. unsec. unsub. notes 0.25%, 11/15/25	10,275,000	13,116,568
Pacira Pharmaceuticals, Inc. cv. sr. unsec. sub. notes 0.75%, 8/1/25	5,855,000	6,131,245
		19,247,813
Real estate (0.3%)
Redfin Corp. cv. sr. unsec. notes zero %, 10/15/25	3,115,000	3,170,849
		3,170,849
Restaurants (1.3%)
Cheesecake Factory, Inc. (The) cv. sr. unsec. sub. notes 0.375%, 6/15/26	8,391,000	7,605,497
Shake Shack, Inc. 144A cv. sr. unsec. notes zero %, 3/1/28	7,555,000	6,203,550
		13,809,047

Convertible Securities Fund 27

CONVERTIBLE BONDS AND NOTES (77.8%)* cont.	Principal amount	Value
Retail (3.1%)
American Eagle Outfitters, Inc. cv. sr. unsec. unsub. notes 3.75%, 4/15/25	$1,300,000	$3,695,602
Burlington Stores, Inc. cv. sr. unsec. notes 2.25%, 4/15/25	6,164,000	8,832,514
Dick’s Sporting Goods, Inc. cv. sr. unsec. notes 3.25%, 4/15/25	1,645,000	6,265,037
National Vision Holdings, Inc. cv. sr. unsec. sub. notes 2.50%, 5/15/25	3,145,000	6,477,153
RH cv. sr. unsec. notes zero %, 9/15/24	2,361,000	7,353,682
		32,623,988
Schools (0.6%)
Chegg, Inc. cv. sr. unsec. notes zero %, 9/1/26	6,583,000	6,146,964
		6,146,964
Semiconductor (0.3%)
Teradyne, Inc. cv. sr. unsec. notes 1.25%, 12/15/23	840,000	3,609,690
		3,609,690
Software (8.6%)
Avalara, Inc. 144A cv. sr. unsec. notes 0.25%, 8/1/26	7,508,000	7,840,478
Bill.com Holdings, Inc. 144A cv. sr. unsec. notes zero %, 12/1/25	3,715,000	7,177,009
Bill.com Holdings, Inc. 144A cv. sr. unsec. unsub. notes zero %, 4/1/27	5,845,000	6,248,179
Ceridian HCM Holding, Inc. 144A cv. sr. unsec. notes 0.25%, 3/15/26	6,786,000	7,794,420
Coupa Software, Inc. cv. sr. unsec. notes 0.375%, 6/15/26	9,644,000	10,554,653
Everbridge, Inc. 144A cv. sr. unsec. notes zero %, 3/15/26	5,451,000	6,033,258
HubSpot, Inc. cv. sr. unsec. notes 0.375%, 6/1/25	2,722,000	7,838,014
MicroStrategy, Inc. 144A cv. sr. unsec. notes zero %, 2/15/27	3,840,000	3,169,927
Okta, Inc. cv. sr. unsec. notes 0.375%, 6/15/26	9,946,000	12,437,589
SailPoint Technologies Holding, Inc. cv. sr. unsec. notes 0.125%, 9/15/24	2,248,000	3,966,216
Shopify, Inc. cv. sr. unsec. notes 0.125%, 11/1/25, (Canada)	4,865,000	6,172,469
Zendesk, Inc. cv. sr. unsec. notes 0.625%, 6/15/25	5,610,000	6,602,296
Zynga, Inc. 144A cv. sr. unsec. unsub. notes zero %, 12/15/26	5,115,000	4,914,250
		90,748,758
Technology services (6.4%)
DocuSign, Inc. 144A cv. sr. unsec. notes zero %, 1/15/24	5,225,000	5,501,379
fuboTV, Inc. 144A cv. sr. unsec. notes 3.25%, 2/15/26	4,797,000	4,599,364
Palo Alto Networks, Inc. cv. sr. unsec. notes 0.375%, 6/1/25	13,895,000	24,289,850
Snap, Inc. cv. sr. unsec. sub. notes 0.75%, 8/1/26	2,410,000	5,761,058
Snap, Inc. 144A cv. sr. unsec. notes zero %, 5/1/27	9,996,000	10,122,034
TechTarget, Inc. 144A cv. sr. unsec. sub. notes 0.125%, 12/15/25	5,496,000	8,058,785
Twitter, Inc. 144A cv. sr. unsec. sub. notes zero %, 3/15/26	9,982,000	9,148,078
		67,480,548
Telecommunications (—%)
Powerwave Technologies, Inc. cv. unsec. sub. notes 3.875%, 10/1/27, (In default) † F	5,121,000	512
		512
Utilities and power (0.7%)
NextEra Energy Partners LP 144A company guaranty cv. sr. unsec. notes zero %, 11/15/25	6,070,000	7,025,438
		7,025,438
Total convertible bonds and notes (cost $697,167,904)		$815,656,123

28 Convertible Securities Fund

CONVERTIBLE PREFERRED STOCKS (18.0%)*	Shares	Value
Banking (0.6%)
Bank of America Corp. Ser. L, 7.25% cv. pfd.	4,445	$6,378,664
		6,378,664
Commercial and consumer services (0.5%)
Sabre Corp. $6.50 cv. pfd.	40,715	5,435,453
		5,435,453
Consumer (0.8%)
Stanley Black & Decker, Inc. $5.25 cv. pfd. S	75,740	8,112,235
		8,112,235
Electric utilities (4.4%)
AES Corp. (The) $6.875 cv. pfd.	79,100	8,021,531
DTE Energy Co. $3.13 cv. pfd.	151,790	7,611,174
NextEra Energy, Inc. $2.436 cv. pfd.	373,252	23,429,028
PG&E Corp. $5.50 cv. pfd.	57,695	6,507,996
		45,569,729
Electronics (2.1%)
Broadcom, Inc. 8.00% cv. pfd. S	13,297	22,259,178
		22,259,178
Financial (1.8%)
2020 Mandatory Exchange 144A 6.50% cv. pfd.	4,080	6,987,927
KKR & Co., Inc. $3.00 cv. pfd. S	114,723	11,425,264
		18,413,191
Food (0.9%)
Bunge, Ltd. $4.88 cv. pfd.	75,696	9,632,799
		9,632,799
Medical technology (4.2%)
Avantor, Inc. $3.13 cv. pfd.	74,025	9,144,377
Boston Scientific Corp. $5.50 cv. pfd.	57,328	6,675,674
Danaher Corp. 5.00% cv. pfd. S	13,520	22,395,880
Elanco Animal Health, Inc. $2.50 cv. pfd. S	110,942	5,581,492
		43,797,423
Metals (0.7%)
RBC Bearings, Inc. $5.00 cv. pfd. †	65,683	7,784,908
		7,784,908
Telecommunications (0.6%)
T-Mobile US, Inc. 144A 5.25% cv. pfd. †	6,480	6,781,366
		6,781,366
Trucks and parts (1.0%)
Aptiv PLC $5.50 cv. pfd.	52,950	10,229,940
		10,229,940
Water Utilities (0.4%)
Essential Utilities, Inc. $3.00 cv. pfd.	70,705	4,081,993
		4,081,993
Total convertible preferred stocks (cost $154,916,657)		$188,476,879

COMMON STOCKS (1.7%)*	Shares	Value
Bank of America Corp.	159,540	$7,622,821
GT Advanced Technologies, Inc. †	552	22,080
Penn National Gaming, Inc. † S	45,190	3,235,604
ServiceNow, Inc. †	10,460	7,298,570
Total common stocks (cost $14,416,725)		$18,179,075

Convertible Securities Fund 29

PREFERRED STOCKS (0.5%)*	Shares	Value
Clarivate PLC $5.25 cv. pfd. (United Kingdom)	62,094	$5,680,980
Total preferred stocks (cost $6,055,075)		$5,680,980

SHORT-TERM INVESTMENTS (6.6%)*	Shares	Value
Putnam Cash Collateral Pool, LLC 0.08% [d]	46,621,830	$46,621,830
Putnam Short Term Investment Fund Class P 0.09% L	22,437,913	22,437,913
Total short-term investments (cost $69,059,743)		$69,059,743

TOTAL INVESTMENTS
Total investments (cost $941,616,104)	$1,097,052,800

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2020 through October 31, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $1,048,123,539.
†	This security is non-income-producing.
[d]	Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
F	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The dates shown on debt obligations are the original maturity dates.

30 Convertible Securities Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer cyclicals	$3,235,604	$—	$—
Financials	7,622,821	—	—
Technology	7,320,650	—	—
Total common stocks	18,179,075	—	—
Convertible bonds and notes	—	815,251,515	404,608
Convertible preferred stocks	—	188,476,879	—
Preferred stocks	—	5,680,980	—
Short-term investments	—	69,059,743	—
Totals by level	$18,179,075	$1,078,469,117	$404,608
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Convertible Securities Fund 31

Statement of assets and liabilities 10/31/21

ASSETS
Investment in securities, at value, including $45,877,982 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $872,556,361)	$1,027,993,057
Affiliated issuers (identified cost $69,059,743) (Notes 1 and 5)	69,059,743
Dividends, interest and other receivables	1,715,137
Receivable for shares of the fund sold	374,842
Prepaid assets	47,911
Total assets	1,099,190,690

LIABILITIES
Payable for investments purchased	2,782,122
Payable for shares of the fund repurchased	449,345
Payable for compensation of Manager (Note 2)	538,113
Payable for custodian fees (Note 2)	4,240
Payable for investor servicing fees (Note 2)	171,468
Payable for Trustee compensation and expenses (Note 2)	230,646
Payable for administrative services (Note 2)	1,413
Payable for distribution fees (Note 2)	144,021
Collateral on securities loaned, at value (Note 1)	46,621,830
Other accrued expenses	123,953
Total liabilities	51,067,151

Net assets	$1,048,123,539

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$681,213,591
Total distributable earnings (Note 1)	366,909,948
Total — Representing net assets applicable to capital shares outstanding	$1,048,123,539

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($570,216,734 divided by 16,440,047 shares)	$34.68
Offering price per class A share (100/94.25 of $34.68)*	$36.80
Net asset value and offering price per class B share ($3,286,504 divided by 97,680 shares)**	$33.65
Net asset value and offering price per class C share ($23,389,634 divided by 687,071 shares)**	$34.04
Net asset value and offering price per class I share ($21,859 divided by 629 shares)†	$34.73
Net asset value, offering price and redemption price per class R share
($3,989,362 divided by 115,720 shares)	$34.47
Net asset value, offering price and redemption price per class R6 share
($21,125,512 divided by 609,186 shares)	$34.68
Net asset value, offering price and redemption price per class Y share
($426,093,934 divided by 12,293,214 shares)	$34.66

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

†Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

32 Convertible Securities Fund

Statement of operations Year ended 10/31/21

INVESTMENT INCOME
Dividends (net of foreign tax of $616)	$7,934,278
Interest (including interest income of $26,980 from investments in affiliated issuers) (Note 5)	5,518,381
Securities lending (net of expenses) (Notes 1 and 5)	32,324
Total investment income	13,484,983

EXPENSES
Compensation of Manager (Note 2)	6,255,463
Investor servicing fees (Note 2)	1,015,574
Custodian fees (Note 2)	19,603
Trustee compensation and expenses (Note 2)	42,105
Distribution fees (Note 2)	1,735,474
Administrative services (Note 2)	26,125
Other	363,411
Total expenses	9,457,755
Expense reduction (Note 2)	(913)
Net expenses	9,456,842

Net investment income	4,028,141

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	212,923,744
Net increase from payments by affiliates (Note 2)	256,811
Foreign currency transactions (Note 1)	1,130
Total net realized gain	213,181,685
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	15,656,186
Assets and liabilities in foreign currencies	(594)
Total change in net unrealized appreciation	15,655,592

Net gain on investments	228,837,277

Net increase in net assets resulting from operations	$232,865,418

The accompanying notes are an integral part of these financial statements.

Convertible Securities Fund 33

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 10/31/21	Year ended 10/31/20
Operations
Net investment income	$4,028,141	$7,845,442
Net realized gain on investments
and foreign currency transactions	213,181,685	99,856,995
Change in net unrealized appreciation of investments
and assets and liabilities in foreign currencies	15,655,592	92,252,734
Net increase in net assets resulting from operations	232,865,418	199,955,171
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(2,948,417)	(5,740,040)
Class B	(2,893)	(24,930)
Class C	(24,808)	(199,190)
Class I	(175)	(253)
Class R	(11,496)	(34,092)
Class R6	(161,237)	(188,752)
Class Y	(3,158,906)	(4,917,067)
Net realized short-term gain on investments
Class A	(14,944,636)	(4,671,383)
Class B	(121,253)	(49,060)
Class C	(956,579)	(375,598)
Class I	(544)	(157)
Class R	(104,148)	(38,926)
Class R6	(507,190)	(109,274)
Class Y	(11,556,418)	(3,439,484)
From net realized long-term gain on investments
Class A	(37,702,649)	(18,685,532)
Class B	(305,900)	(196,240)
Class C	(2,413,277)	(1,502,393)
Class I	(1,373)	(628)
Class R	(262,746)	(155,705)
Class R6	(1,279,551)	(437,098)
Class Y	(29,154,780)	(13,757,937)
Increase from capital share transactions (Note 4)	34,235,769	8,662,039
Total increase in net assets	161,482,211	154,093,471

NET ASSETS
Beginning of year	886,641,328	732,547,857
End of year	$1,048,123,539	$886,641,328

The accompanying notes are an integral part of these financial statements.

34 Convertible Securities Fund

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Convertible Securities Fund 35

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class A
October 31, 2021	$30.49	.10	7.67	7.77	(.18)	(3.40)	(3.58)	$34.68	26.41	$570,217	1.01	.31	78
October 31, 2020	25.27	.25	6.84	7.09	(.37)	(1.50)	(1.87)	30.49	29.69	478,030	1.04	.93	98
October 31, 2019	25.23	.27	2.75	3.02	(.45)	(2.53)	(2.98)	25.27	14.11	394,780	1.05	1.08	60
October 31, 2018	26.19	.32	(.27)	.05	(.48)	(.53)	(1.01)	25.23	.13	371,067	1.05	1.22	68
October 31, 2017	22.55	.35	3.77	4.12	(.48)	—	(.48)	26.19	18.44	410,595	1.07	1.43	56
Class B
October 31, 2021	$29.74	(.14)	7.47	7.33	(.02)	(3.40)	(3.42)	$33.65	25.49	$3,287	1.76	(.42)	78
October 31, 2020	24.69	.05	6.67	6.72	(.17)	(1.50)	(1.67)	29.74	28.69	4,118	1.79	.19	98
October 31, 2019	24.70	.08	2.70	2.78	(.26)	(2.53)	(2.79)	24.69	13.29	4,244	1.80	.35	60
October 31, 2018	25.66	.12	(.27)	(.15)	(.28)	(.53)	(.81)	24.70	(.63)	6,418	1.80	.47	68
October 31, 2017	22.10	.16	3.70	3.86	(.30)	—	(.30)	25.66	17.56	8,201	1.82	.68	56
Class C
October 31, 2021	$30.06	(.14)	7.55	7.41	(.03)	(3.40)	(3.43)	$34.04	25.46	$23,390	1.76	(.41)	78
October 31, 2020	24.93	.05	6.74	6.79	(.16)	(1.50)	(1.66)	30.06	28.73	30,926	1.79	.19	98
October 31, 2019	24.93	.08	2.72	2.80	(.27)	(2.53)	(2.80)	24.93	13.24	31,947	1.80	.34	60
October 31, 2018	25.88	.12	(.26)	(.14)	(.28)	(.53)	(.81)	24.93	(.59)	34,353	1.80	.47	68
October 31, 2017	22.29	.16	3.72	3.88	(.29)	—	(.29)	25.88	17.52	42,892	1.82	.68	56
Class I
October 31, 2021	$30.52	.22	7.68	7.90	(.29)	(3.40)	(3.69)	$34.73	26.87	$22.67		.65	78
October 31, 2020	25.29	.35	6.84	7.19	(.46)	(1.50)	(1.96)	30.52	30.18	17.68		1.28	98
October 31, 2019	25.24	.36	2.76	3.12	(.54)	(2.53)	(3.07)	25.29	14.58	13.68		1.44	60
October 31, 2018	26.20	.42	(.27)	.15	(.58)	(.53)	(1.11)	25.24	.51	12.68		1.58	68
October 31, 2017	22.55	.45	3.77	4.22	(.57)	—	(.57)	26.20	18.93	11.69		1.80	56
Class R
October 31, 2021	$30.33	.02	7.62	7.64	(.10)	(3.40)	(3.50)	$34.47	26.08	$3,989	1.26	.06	78
October 31, 2020	25.14	.18	6.80	6.98	(.29)	(1.50)	(1.79)	30.33	29.37	3,249	1.29	.69	98
October 31, 2019	25.11	.20	2.75	2.95	(.39)	(2.53)	(2.92)	25.14	13.84	3,343	1.30	.84	60
October 31, 2018	26.07	.25	(.27)	(.02)	(.41)	(.53)	(.94)	25.11	(.13)	3,712	1.30	.96	68
October 31, 2017	22.45	.29	3.75	4.04	(.42)	—	(.42)	26.07	18.15	4,940	1.32	1.18	56
Class R6
October 31, 2021	$30.48	.20	7.68	7.88	(.28)	(3.40)	(3.68)	$34.68	26.82	$21,126.71		.60	78
October 31, 2020	25.27	.33	6.83	7.16	(.45)	(1.50)	(1.95)	30.48	30.07	13,868.72		1.24	98
October 31, 2019	25.23	.34	2.77	3.11	(.54)	(2.53)	(3.07)	25.27	14.50	9,190.72		1.40	60
October 31, 2018 †	26.54	.19	(1.23)	(1.04)	(.27)	—	(.27)	25.23	(3.96)*	7,372	.32*	.71*	68

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

36 Convertible Securities Fund	Convertible Securities Fund 37

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class Y
October 31, 2021	$30.47	.19	7.66	7.85	(.26)	(3.40)	(3.66)	$34.66	26.73	$426,094.76		.56	78
October 31, 2020	25.26	.32	6.82	7.14	(.43)	(1.50)	(1.93)	30.47	30.00	356,432.79		1.18	98
October 31, 2019	25.22	.33	2.76	3.09	(.52)	(2.53)	(3.05)	25.26	14.42	285,817.80		1.33	60
October 31, 2018	26.18	.39	(.27)	.12	(.55)	(.53)	(1.08)	25.22	.39	268,362.80		1.47	68
October 31, 2017	22.54	.41	3.77	4.18	(.54)	—	(.54)	26.18	18.76	247,071.82		1.67	56

* Not annualized.

† For the period May 22, 2018 (commencement of operations) to October 31, 2018.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

The accompanying notes are an integral part of these financial statements.

38 Convertible Securities Fund	Convertible Securities Fund 39

Notes to financial statements 10/31/21

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2020 through October 31, 2021.

Putnam Convertible Securities Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The objective of the fund is to seek, with equal emphasis, current income and capital appreciation. The fund’s secondary objective is conservation of capital. The fund invests mainly in convertible securities of U.S. companies. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in convertible securities. This policy may be changed only after 60 days’ notice to shareholders. Convertible securities combine the investment characteristics of bonds and common stocks. Convertible securities include bonds, preferred stocks and other instruments that can be converted into or exchanged for common stock or equivalent value. A significant portion of the convertible securities the fund buys are below-investment-grade (sometimes referred to as “junk bonds”). The convertible bonds the fund buys usually have intermediate-to long-term stated maturities (i.e., three years or longer), but often contain “put” features, which allow bondholders to sell the bond back to the company under specified circumstances, that result in shorter effective maturities. When deciding whether to buy or sell investments, Putnam Management may consider, among other factors: (i) a security’s structural features, such as its position in a company’s capital structure and “put” and “call” features (a company’s right to repurchase the security under specified circumstances is a “call” feature); (ii) credit and prepayment risks; and (iii) with respect to a company’s common stock underlying a convertible security, the stock’s valuation and the company’s financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends.

The fund offers class A, class B, class C, class I, class R, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge, and class I, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. Prior to March 1, 2021, class C shares generally converted to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class I, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class I and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class I, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

40 Convertible Securities Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Convertible Securities Fund 41

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $46,621,830 and the value of securities loaned amounted to $45,877,982.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to

42 Convertible Securities Fund

1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from convertible preferred income accrued and from contingent payment debt income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $766,581 to increase undistributed net investment income and $766,581 to decrease accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$184,157,505
Unrealized depreciation	(30,093,910)
Net unrealized appreciation	154,063,595
Undistributed ordinary income	1,254,623
Undistributed long-term gains	156,559,346
Undistributed short-term gains	55,236,772
Cost for federal income tax purposes	$942,989,205

Convertible Securities Fund 43

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,
0.730%	of the next $5 billion,	0.560%	of the next $50 billion,
0.680%	of the next $10 billion,	0.550%	of the next $100 billion and
0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.612% of the fund’s average net assets.

Putnam Management has contractually agreed, through February 28, 2023, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

Putnam Management voluntarily reimbursed the fund $256,811 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class I shares paid a monthly fee based on the average net assets of class I shares at an annual rate of 0.01%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$559,477	Class R	3,883
Class B	3,845	Class R6	9,913
Class C	28,442	Class Y	410,012
Class I	2	Total	$1,015,574

44 Convertible Securities Fund

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $913 under the expense offset arrangements and by no monies under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $675, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,394,513
Class B	1.00%	1.00%	38,297
Class C	1.00%	1.00%	283,304
Class R	1.00%	0.50%	19,360
Total			$1,735,474

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $53,523 from the sale of class A shares and received $321 and $191 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$771,458,741	$838,552,025
U.S. government securities (Long-term)	—	—
Total	$771,458,741	$838,552,025

Convertible Securities Fund 45

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 10/31/21		YEAR ENDED 10/31/20
Class A	Shares	Amount	Shares	Amount
Shares sold	1,348,457	$44,973,367	1,320,550	$35,732,109
Shares issued in connection with
reinvestment of distributions	1,617,772	52,119,300	1,092,974	27,482,711
	2,966,229	97,092,667	2,413,524	63,214,820
Shares repurchased	(2,204,396)	(73,768,457)	(2,356,516)	(61,217,040)
Net increase	761,833	$23,324,210	57,008	$1,997,780

	YEAR ENDED 10/31/21		YEAR ENDED 10/31/20
Class B	Shares	Amount	Shares	Amount
Shares sold	2,803	$91,474	7,814	$200,908
Shares issued in connection with
reinvestment of distributions	12,033	377,009	9,346	228,491
	14,836	468,483	17,160	429,399
Shares repurchased	(55,648)	(1,805,540)	(50,570)	(1,262,134)
Net decrease	(40,812)	$(1,337,057)	(33,410)	$(832,735)

	YEAR ENDED 10/31/21		YEAR ENDED 10/31/20
Class C	Shares	Amount	Shares	Amount
Shares sold	107,286	$3,546,431	190,421	$5,028,023
Shares issued in connection with
reinvestment of distributions	101,152	3,206,521	69,802	1,724,423
	208,438	6,752,952	260,223	6,752,446
Shares repurchased	(550,290)	(18,026,115)	(512,561)	(13,768,258)
Net decrease	(341,852)	$(11,273,163)	(252,338)	$(7,015,812)

	YEAR ENDED 10/31/21		YEAR ENDED 10/31/20
Class I	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued in connection with
reinvestment of distributions	64	2,092	42	1,038
	64	2,092	42	1,038
Shares repurchased	—	—	—	—
Net increase	64	$2,092	42	$1,038

46 Convertible Securities Fund

			YEAR ENDED 10/31/20*
Class M			Shares	Amount
Shares sold			73	$1,848
Shares issued in connection with
reinvestment of distributions			—	—
			73	1,848
Shares repurchased			(128,873)	(3,317,119)
Net decrease			(128,800)	$(3,315,271)

	YEAR ENDED 10/31/21		YEAR ENDED 10/31/20
Class R	Shares	Amount	Shares	Amount
Shares sold	39,540	$1,306,385	24,167	$674,467
Shares issued in connection with
reinvestment of distributions	11,694	374,432	8,883	221,742
	51,234	1,680,817	33,050	896,209
Shares repurchased	(42,658)	(1,397,033)	(58,869)	(1,493,314)
Net increase (decrease)	8,576	$283,784	(25,819)	$(597,105)

	YEAR ENDED 10/31/21		YEAR ENDED 10/31/20
Class R6	Shares	Amount	Shares	Amount
Shares sold	221,314	$7,440,582	149,474	$3,911,496
Shares issued in connection with
reinvestment of distributions	60,444	1,947,508	29,173	735,124
	281,758	9,388,090	178,647	4,646,620
Shares repurchased	(127,540)	(4,266,822)	(87,409)	(2,298,775)
Net increase	154,218	$5,121,268	91,238	$2,347,845

	YEAR ENDED 10/31/21		YEAR ENDED 10/31/20
Class Y	Shares	Amount	Shares	Amount
Shares sold	3,723,275	$124,047,168	4,777,635	$132,097,854
Shares issued in connection with
reinvestment of distributions	1,154,956	37,188,569	728,100	18,305,060
	4,878,231	161,235,737	5,505,735	150,402,914
Shares repurchased	(4,283,476)	(143,121,102)	(5,124,448)	(134,326,615)
Net increase	594,755	$18,114,635	381,287	$16,076,299

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class I	629	100%	$21,859

Convertible Securities Fund 47

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 10/31/20	cost	proceeds	income	of 10/31/21
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$16,242,955	$262,469,101	$232,090,226	$35,722	$46,621,830
Putnam Short Term
Investment Fund**	22,121,198	410,458,674	410,141,959	26,980	22,437,913
Total Short-term
investments	$38,364,153	$672,927,775	$642,232,185	$62,702	$69,059,743

* No management fees are charged to Putnam Cash Collateral Pool, LLC. Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration, announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the date on which the applicable rate ceases to be published.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

48 Convertible Securities Fund

Note 7: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023.ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this provision.

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $172,719,803 as a capital gain dividend with respect to the taxable year ended October 31, 2021, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 5.73% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 6.34%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $1,318,292 of distributions paid as qualifying to be taxed as interest-related dividends, and $28,190,768 to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2022 will show the tax status of all distributions paid to your account in calendar 2021.

Convertible Securities Fund 49

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chairman of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Private investor

Other directorships: Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; Director of Ascent Resources, LLC, a private independent exploration and production company; Director of Texas American Resources Company II, a private, independent oil and gas exploration and production company; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.

Other directorships: Vice Chair of the Board of Directors of the Whitehead Institute for Biomedical Research, a non-profit biomedical research institute; a Director of Exelon Corporation, an energy company focused on power services; and a member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.

Kenneth R. Leibler

Born 1949, Trustee since 2006
Vice Chair from 2016 to 2018, and Chair since 2018

Principal occupations during past five years: Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

50 Convertible Securities Fund

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.

Other directorships: Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Director of Pratham USA, an organization dedicated to children's education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.

Mona K. Sutphen

Born 1967, Trustee since 2020

Principal occupations during past five years: Senior Advisor at The Vistria Group, a private investment firm focused on middle-market companies in the healthcare, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.

Other directorships: Director of Unitek Learning, a private nursing and medical services education provider in the United States; Director of Pattern Energy Group LP, a private renewable energy company; previous Director of Pattern Energy, a publicly traded renewable energy company; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; and member of the Advisory Board for the Center on Global Energy Policy at Columbia University's School of International and Public Affairs.

INTERESTED TRUSTEE

Robert L. Reynolds*

Trustee since 2008 and President and Chief Executive Officer of Putnam Investments since 2008

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments; President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products; President and Chief Executive Officer of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial; and member of Putnam Investments' and Great-West Financial's Board of Directors.

Other directorships: Director of West Virginia University Foundation; director of the Concord Museum; director of Dana-Farber Cancer Institute; Chairman of Massachusetts Competitive Partnership; director of Boston Chamber of Commerce; member of the Chief Executives Club of Boston; member of the National Innovation Initiative; member of the Massachusetts General Hospital President's Council; member of the Council on Competitiveness; and previously the President of the Commercial Club of Boston.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of October 31, 2021, there were 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Convertible Securities Fund 51

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments, and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Stephen J. Tate (Born 1974)
Since 2004	Vice President and Chief Legal Officer
Since 2021
Richard T. Kircher (Born 1962)	General Counsel, Putnam Investments,
Vice President and BSA Compliance Officer	Putnam Management, and Putnam Retail Management
Since 2019
Assistant Director, Operational Compliance, Putnam	Mark C. Trenchard (Born 1962)
Investments and Putnam Retail Management	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

52 Convertible Securities Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Jonathan S. Horwitz
Putnam Investment	Kenneth R. Leibler, Chair	Executive Vice President,
Management, LLC	Liaquat Ahamed	Principal Executive Officer,
100 Federal Street	Ravi Akhoury	and Compliance Liaison
Boston, MA 02110	Barbara M. Baumann
	Katinka Domotorffy	Richard T. Kircher
Investment Sub-Advisor	Catharine Bond Hill	Vice President and BSA
Putnam Investments Limited	Paul L. Joskow	Compliance Officer
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Susan G. Malloy
	Manoj P. Singh	Vice President and
Marketing Services	Mona K. Sutphen	Assistant Treasurer
Putnam Retail Management
Limited Partnership	Officers	Denere P. Poulack
100 Federal Street	Robert L. Reynolds	Assistant Vice President,
Boston, MA 02110	President	Assistant Clerk, and
Assistant Treasurer
Custodian	James F. Clark
State Street Bank	Vice President, Chief Compliance	Janet C. Smith
and Trust Company	Officer, and Chief Risk Officer	Vice President,
Principal Financial Officer,
Legal Counsel	Nancy E. Florek	Principal Accounting Officer,
Ropes & Gray LLP	Vice President, Director of	and Assistant Treasurer
Proxy Voting and Corporate
Independent Registered	Governance, Assistant Clerk,	Stephen J. Tate
Public Accounting Firm	and Assistant Treasurer	Vice President and
PricewaterhouseCoopers LLP		Chief Legal Officer
Michael J. Higgins
	Vice President, Treasurer,	Mark C. Trenchard
	and Clerk	Vice President

This report is for the information of shareholders of Putnam Convertible Securities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In April 2021, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Employees may invest in the Putnam Exchange Traded Funds (ETFs) with preclearing requirements for certain individuals (ii) All employees must hold Putnam ETFs in an approved Putnam broker (iii) All access persons must report Putnam ETF trades or holdings in the quarterly transaction report or annual holdings report.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2021	$64,841	$ —	$7,700	$ —
October 31, 2020	$60,450	$ —	$7,700	$ —

For the fiscal years ended October 31, 2021 and October 31, 2020, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $272,599 and $353,542 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2021	$ —	$264,899	$ —	$ —
October 31, 2020	$ —	$345,842	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Convertible Securities Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 28, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 28, 2021

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 28, 2021